Exhibit 99.1

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[LOGO]

[LOGO]

Statements made during this presentation that are forward-looking statements are subject to various risks and uncertainties.  Such forward-looking statements are made pursuant to the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management’s current expectations or beliefs as well as assumptions made by, and information currently available to, management.  A variety of factors could cause actual results to differ materially from those anticipated in UbiquiTel’s forward-looking statements and they are included in UbiquiTel’s filings with the Securities and Exchange Commission, specifically in the “Business—Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of UbiquiTel’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, and in subsequent filings with the SEC.

Key Investment Highlights

[LOGO]

One of the fastest growing public wireless companies

Experienced and stable management

Attractive Markets

Rapid Subscriber Revenue Growth

Multiple High Margin Revenue Opportunities

Rapidly Improving Financial Performance

Strong Liquidity

Footprint Critical To Sprint PCS

[GRAPHIC]

•                         10.0 million licensed POPs

•                         7.9 million covered POPs

•                         365,900 subscribers (6/30/04)

•                         Roaming Ratio of 1.7 to 1

•                         84% of subscriber MOUs on local network

•                         $47 CapEx per Covered POP

($ in millions)

Revenue Growth Rates are Among the Highest in the Industry

YTD June Results

[CHART]

Annual Results and Guidance

[CHART]

($ in millions)

Increasing Operating Cash Flow Growth Rates

YTD June Results

[CHART]

Annual Results and Guidance

[CHART]

2004 Accomplishments

Objective

•                  Continue high credit subscriber quality growth

•                  Open 42 new exclusive agent doors in 2004

•                  Leverage 3G network to grow data ARPU and maintain service quality

•                  Convert 30k-40k Qwest subscribers

•                  Continue focus on deleveraging balance sheet

Status

•                  Prime credit subscribers accounted for 81% of Q2 net adds. $250 deposit introduced in Midwest in Q2 and CA in Q3

•                  17 doors added as of June 2004

•                  3G data ARPU increased to $3.46 in Q2 04 from $0.91 in Q2 03. Drops and blocks remain well below 2%

•                  App. 32k Qwest subscribers transitioned by August 2004

•                  Net debt to LTM EBITDA dropped to 6.4X in June 2004 from 11.3X in Dec. 2003

(Subscribers in 000s)

Growth Focused on Prime Credit Subscribers

YTD June Results

[CHART]

Annual Results and Guidance

[CHART]

Increasing Focus on Exclusive Distribution

•                  32 company-operated Sprint-branded stores expected to grow to 36 in 2004

•                  64 exclusive agent Sprint stores opened since July 2003 and expected to grow to 89 in 2004

•                  Exclusive distribution channels represent 67% of gross additions in 2004

Gross Additions by Channel

[CHART]

[CHART]

Strong PCS Vision Sales Momentum

3G Data Gross Adds (% of Total Gross Adds)

[CHART]

3G Data Subscriber - % Base

[CHART]

1XRTT Driving High Performing Network

Dropped & Blocked Call %

[CHART]

($ in millions)

Rapid Subscriber Revenue Growth

YTD June Results

[CHART]

Annual Results and Guidance

[CHART]

3G Data ARPU Ahead of Plan

YTD June Results

[CHART]

Annual Results and Guidance

[CHART]

($ in millions)

High Margin Wholesale Revenue Growth

YTD June Results

[CHART]

Annual Results and Guidance

[CHART]

Improving Cash Cost Per User

YTD June Results

[CHART]

Annual Results and Guidance

[CHART]

Strong Liquidity & Generating Free Cash Flow

Free Cash Flow

[CHART]

Cash & Cash Equivalents

[CHART]

($ in millions)

De-Levering Balance Sheet

	12/31/03		6/30/04
Credit Facility due 2008	$230.0		$—

9 7/8% Senior Notes due 2011	—		270.0
14% Series B Senior Discount Notes due 2008	12.2		—
14% Senior Discount Notes due 2010	40.5		28.3
14% Senior Sub. Discount Notes due 2010	84.3		90.2
Capital Leases and Other	3.5		3.4
Subtotal	$370.5		$391.9
Attributable Warrant Value and Discount	(7.0)		(7.6)
Total Debt(1)	$363.5		$384.3
Net Debt/LTM	11.3	X	6.4	X
Net Debt/LQA EBITDA	7.2	X	4.7	X
Net Debt/2004E EBITDA			5.1	X

Focused on Execution and Developing New Catalysts for Growth

[CHART]

Grow 2006 and Beyond with Next Generation Technology

	1XRTT		EV-DO

Investment/Covered POP	$1.65		$3 - $5

Investment Timeframe	2001/2002		2005/2006

Average Data Speeds	50 - 70 KB/Sec		300 - 600 KB/Sec

Streaming Video	2-15 Frames/Sec		30 Frames/Sec

Backwards Compatable	Yes		—

Voice Capacity Improvement	2	X	TBD

IRR	120%		TBD

Key Investment Highlights

[LOGO]

One of the fastest growing public wireless companies

Experienced and stable management

Attractive Markets

Rapid Subscriber Revenue Growth

Multiple High Margin Revenue Opportunities

Rapidly Improving Financial Performance

Strong Liquidity

Appendix

UbiquiTel Inc. and Subsidiaries

Reconciliation of Adjusted EBITDA and Non-GAAP Financial Measures

(Unaudited)

	Six Months Ended June 30,		Year Ended December 31,
	2004	2003	2003	2002
EBITDA:
Net income (loss)	$(15,395,000)	$7,298,000	$(8,113,000)	$(117,387,000)
Income tax expense (benefit)	152,000	369,000	766,000	(11,927,000)
Gain on debt retirements	(1,109,000)	(42,872,000)	(43,050,000)	—
Other income	—	—	—	(218,000)
Interest expense	18,800,000	17,158,000	31,249,000	46,004,000
Interest income	(275,000)	(337,000)	(649,000)	(1,641,000)
Depreciation, amortization and accretion	26,635,000	23,658,000	46,909,000	51,571,000
Non-cash compensation expense	226,000	110,000	205,000	378,000
Adjusted EBITDA	$29,034,000	$5,384,000	$27,317,000	$(33,220,000)

AVERAGE REVENUE PER USER (ARPU):
Service Revenue	$162,927,000	$119,672,000	$261,061,000	$212,474,000
Less: Wholesale revenue	(44,382,000)	(27,079,000)	(63,428,000)	(61,300,000)
Subscriber revenue	$118,545,000	$92,593,000	$197,633,000	$151,174,000

Average subscribers	348,098	273,783	290,070	217,579

ARPU	$57	$56	$57	$58

UbiquiTel Inc. and Subsidiaries

Reconciliation of Adjusted EBITDA and Non-GAAP Financial Measures

(Unaudited)

	Six Months Ended June 30,		Year Ended December 31,
	2004	2003	2003	2002

CASH COST PER USER (CCPU):
Cost of service and operations	$71,133,000	$60,958,000	$120,443,000	$136,367,000
Add: General and administrative expenses	18,861,000	15,222,000	31,578,000	26,416,000
Total cash costs	$89,994,000	$76,180,000	$152,021,000	$162,783,000

Average subscribers	348,098	273,783	290,070	217,579

CCPU	$43	$46	$44	$62

FREE CASH FLOW:
Net cash provided by (used in) operating activities	$23,325,000	$10,460,000	$14,452,000	$(38,784,000)
Proceeds from sale of towers, net of transactions	—	—	10,524,000	—
Captial expenditures	$(16,405,000)	$(7,110,000)	(25,928,000)	(43,157,000)
Free cash flow	$6,920,000	$3,350,000	$(952,000)	$(81,941,000)

Financial Measures and Key Operating Metrics

In this presentation, UbiquiTel uses certain operating and financial measures that are not calculated in accordance with accounting principles generally accepted in the United States (GAAP) and adjustments to GAAP (non-GAAP) to assess the company’s financial performance.  In addition, the company uses certain financial terms, which are metrics used in the wireless communications industry and are not measures of financial performance under GAAP.  The non-GAAP financial measures reflect standard measures of liquidity, profitability or performance and the non-financial metrics reflect industry conventions, both of which are commonly used by the investment community for comparability purposes.  In this presentation, the company provides a reconciliation of historical non-GAAP financial measures. These operating and financial measures are a supplement to GAAP financial information and should not be considered as an alternative to, or more meaningful than, net income (loss), cash flow or operating income (loss) as determined in accordance with GAAP.  The non-financial metrics and non-GAAP financial measures used in this presentation include the following:

Adjusted EBITDA represents net income (loss) before income tax expense (benefit), gain on debt retirements, interest expense, interest income, depreciation, amortization and accretion and non-cash compensation expense. The company believes Adjusted EBITDA is an important operating measure for comparability to other wireless companies and it is not intended to represent the results of our operations in accordance with GAAP. Adjusted EBITDA should not be considered as a substitute for net income, income from operations, net cash provided by operating activities or any other operating or liquidity measure prepared in accordance with GAAP. Additionally, the company’s Adjusted EBITDA computation may not be comparable to other similarly titled measures of other companies.

ARPU is average revenue per user and summarizes the average monthly service revenue per customer, excluding roaming and reseller revenue. ARPU is computed by dividing subscriber revenue by the average subscribers for the period.

CCPU is cash cost per user and summarizes the average monthly cash costs to provide digital wireless mobility communications services per customer.  CCPU is computed by dividing the sum of cost of service and operations and general and administrative expenses by the average subscribers for the period.

Free cash flow summarizes the cash flow from operating activities and capital expenditures and is computed by adding net cash provided by or used in operating activities and capital expenditures.  The company believes free cash flow is an important measure of liquidity to meet its debt service requirements.